Investments - Schedule of Outstanding Foreign Currency Derivative Contracts Related Primarily to Intercompany Receivables and Payables (Detail) - Derivatives not designated as hedging instruments - USD ($)
$ in Thousands
	Jan. 31, 2016	Jan. 31, 2015
Derivative [Line Items]
Fair value of foreign currency derivative contracts	$ (9,294)	$ 4,917
Foreign currency derivative contracts
Derivative [Line Items]
Notional amount of foreign currency derivative contracts	$ 1,274,515	$ 942,086